UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of report (Date of earliest event reported): April 8, 2005

                         VOLT INFORMATION SCIENCES, INC.

             (Exact Name of Registrant as Specified in Its Charter)

          New York                        1-9232                  13-5658129
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)


560 Lexington Avenue, New York, New York                               10022
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (212) 704-2400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.
                  ------------------------------------------

On April 8, 2005, Volt Information Sciences, Inc., Volt Funding Corp. and Three Rivers Funding Corporation amended that certain Receivables Purchase Agreement dated as of April 12, 2002, as amended by a First Amendment to Receivables Purchase Agreement dated as of June 3, 2002 and a Second Amendment to Receivables Purchase Agreement dated as of March 31, 2004 (as amended, the "Receivables Purchase Agreement") to provide that the expiration date of the Receivables Purchase Agreement shall be extended from April 3, 2006 to April 2, 2007. In all other material respects, the terms of the Receivables Purchase Agreement remain the same.

Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits:

                  99.1 Third Amendment to Receivables Purchase Agreement dated as of April 8, 2005 among Volt Funding Corp., Three Rivers Funding Corporation and Volt Information Sciences, Inc.

                               S I G N A T U R E S

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VOLT INFORMATION SCIENCES, INC.



Date:    April 14, 2005            By:  /s/ James J. Groberg
                                        ---------------------------------------
                                        James J. Groberg, Senior Vice President


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                                  EXHIBIT INDEX

Exhibit
Number   Description
------   -----------

99.1 Third Amendment to Receivables Purchase Agreement dated as of April 8, 2005 among Volt Funding Corp., Three Rivers Funding Corporation and Volt Information Sciences, Inc.